SCHEDULE 14A


                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement         [   ]  Confidential, for Use of the
[ X ]  Definitive Proxy Statement                 Commission Only (as permitted
[   ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[   ]  Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12


                                MicroFrame, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      A. Title of each class of securities to which transaction applies:

      B. Aggregate number of securities to which transaction applies:

      C.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      D.Proposed maximum aggregate value of transaction:

           E.Total fee paid:



[   ]      Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           A. Amount Previously Paid:



           B. Form, Schedule or Registration Statement No.:



           C. Filing Party:



           D. Date Filed:

                                MICROFRAME, INC.
                                21 Meridian Road
                            Edison, New Jersey 08820

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 15, 1998


To the Shareholders of MICROFRAME, INC.:

           NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Meeting") of MicroFrame, Inc., a New Jersey corporation (the "Company"), will be held at the offices of the Company, 21 Meridian Road, Edison, New Jersey 08820 on September 15, 1998, at 10:00 A.M. for the following purposes:

           1. To elect a board of four (4) directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

           2. To ratify and approve the appointment of PricewaterhouseCoopers LLP to serve as the Company' s independent accountants for the fiscal year ending March 31, 1999; and

           3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Meeting.

           The Board of Directors has fixed the close of business on August 10, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Meeting to be held.

           ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                           By Order of the Board of Directors,

                                           /s/ Michael Radomsky
                                           -------------------------------------
                                           Michael Radomsky, Secretary
                                           Edison, New Jersey
                                           August 17, 1998

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM
                       BE COMPLETED AND RETURNED PROMPTLY

                                MICROFRAME, INC.
                                21 Meridian Road
                            Edison, New Jersey 08820


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                               September 15, 1998


                             SOLICITATION OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation by the board of directors ("Board of Directors" or "the Board") of MicroFrame, Inc., a New Jersey corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 15, 1998 (the "Meeting"), at 10:00 A.M. at 21 Meridian Road, Edison, New Jersey 08820 and at any adjournment or postponement thereof.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a shareholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any shareholder present at the Meeting may revoke his or her proxy at the Meeting and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for ratification and approval of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 1999 and
(iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

         The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about August 17, 1998.

         The close of business on August 10, 1998 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date there were 5,346,880 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournment or postponement thereof.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         At the Meeting, the shareholders will elect four directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received for the election of Messrs. Stephen M. Deixler, Stephen B. Gray, Michael Radomsky and Alexander C. Stark, Jr. (the "nominees") to serve as directors upon their nomination at the Meeting. At the Meeting, a total of four nominees will stand for election. Proxies cannot be voted for a greater number of persons than the number of nominees named and the four nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

         Each of the nominees has consented to serve as a director if elected. All of the nominees currently serves as a director. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. In the event that any of the nominees for director should before the Meeting become unable to serve or for good cause will not serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

Directors and Executive Officers

         The directors and executive officers of the Company, their ages and present positions with the Company are as follows:

                                                                                                       Director
Name                          Age         Position Held with the Company                                  Since
----                          ---         ------------------------------                               --------

Stephen M. Deixler+*X*         62         Chairman of the Board of Directors                              1985

Stephen B. Gray*               40         President, Chief Executive Officer and                          1996
                                          Chief Operating Officer

Michael Radomsky               45         Executive Vice President, Secretary,                            1982
                                          Director

                                       -2-





John F. McTigue                37         Chief Financial Officer and Treasurer                           N/A

Robert M. Groll                64         Vice President - Business Development                           N/A

Alexander C. Stark+*X*         65         Director                                                        1997

------------------------------

+          Member of Compensation/Stock Option Committee
*          Member of Nominating Committee
X          Member of Audit Committee
*          Member of Strategic Steering Committee

Information about Nominees

         Set forth below is certain information with respect to each nominee:

         STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and served as Chief Executive Officer of the Company from April 1996 to May 1997, as well as from June 1985 through October 1994. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993 and currently has served as Treasurer of the Company since October 1994. During April 1995, Mr. Deixler sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling, and leasing high technology products, to Greyvest Capital Inc., a Toronto Stock Exchange company. Prior to the sale, Mr. Deixler was Chairman of Princeton Credit Corporation. He previously served as President of Atlantic International Brokerage, a leasing company, which is a wholly owned subsidiary of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems PLC. Prior to holding this position, he was President and sole shareholder of Princeton Computer Associates, Inc. ("PCA"). PCA was a company engaged in the business of buying, selling and leasing of large-scale computer systems as well as functioning in consulting and facilities management and was sold to Atlantic Computer Systems, Inc. in 1988.

         STEPHEN B. GRAY has been President and Chief Operating Officer since April 1996. He has served as the Chief Executive Officer since May 1997. He also is a director of MicroFrame Europe N.V. He served as Senior Vice President-Sales, Marketing and Support of the Company from December 1994 through March 1996. From July 1993 through December 1994, Mr. Gray was an independent consultant, engaged in assisting both private and publicly-held companies with strategy development, internal operational reviews and shareholder value enhancement programs. From September 1988 through June 1993, he held a series of management positions within Siemens Nixdorf USA, the last as Vice President, (reporting to the Chief Executive Officer and Board of Directors), and a member of the executive committee overseeing Siemens Information Systems businesses in the United States. Prior to joining Siemens, Mr. Gray previously held a series of rapidly progressive positions within IBM including various technical, sales and marketing management assignments.

         MICHAEL RADOMSKY is an original founder of the Company and has been the Executive Vice President and a director since the Company's formation in 1982 and has served as Secretary of the Company since November 1994. He is responsible for the identification of industry directions, and the technical appropriateness of Company designs as well as products acquired, licensed or jointly developed with others. In addition, Mr. Radomsky has been responsible for the design of network topologies for large corporate customers, ensuring compatibility for future products. Mr. Radomsky has also previously been responsible for the Company's technical support, purchasing and manufacturing operations. Prior to 1989, Mr. Radomsky was responsible for the mechanical and electronic engineering of the Company's products.

         ALEXANDER C. STARK JR. is the President of AdCon, Inc., a consulting firm organized to advise and council senior officers of global telecom companies. Mr. Stark previously worked for 40 years at AT&T. Ten of those years was served as a Senior Vice President. He recently retired from AT&T Mr. Stark is a former member of the Institute of Radio Engineers and a past Vice President and Treasurer of Lambda Chi Alpha. He is a former member of: the Board of Directors College Careers Fund of Westchester; the Board of adjustment of Allendale, New Jersey; the Board of Trustees of Archer Methodist Church in Allendale; and the County Trust Company Board of Advisors. He was the 1977 General Campaign Chairman, United Way of Westchester, and cited by the National Conference of Christians and Jews for imaginative community leadership In 1991 Mr. Stark was honored as the Distinguished Engineer of the Year by Rutgers University. He also served for many years as a Director-at-Large of the American Electronics Association and Chaired the International Public Affairs committee.


Non-Director Executive Officers

         Set forth below is certain information with respect to each executive officer of the Company who is not also a director of the Company:

         JOHN F. McTIGUE has been the Company's Chief Financial Officer and Treasurer since July 1997. His responsibilities include finance and administration. Mr. McTigue is a finance professional and Certified Public Accountant. From 1996 through 1997, he was with Fundtech Corporation, a software developer, where he served as Chief Financial Officer. From 1989 to 1996, Mr. McTigue was with Dawn Technologies, Inc., a manufacturer of hi-tech goods, where he served as the Chief Executive Officer from 1994 through 1996 and Chief Financial Officer and Treasurer from 1989 through 1994. Prior to this, he was with Rothstein Kass & Company.

         ROBERT M. GROLL has been Vice President - Business Development of the Company since March 1986. From 1970 until joining the Company in June 1985, as Director of Marketing, Mr. Groll was the President of PTM Associates, Inc. ("PTM"), a firm engaged in management consulting in the areas of technical marketing and computer system design. While with PTM, during 1983 and 1984, Mr. Groll became Vice President of Cable Applications, Inc. a New York corporation, where he was responsible for initiating and managing new product development efforts.
                                       -4-

         The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's shareholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office. No family relationship exists between any director or executive officer and any other director or executive officer.

Board Meetings and Committees

         The Nominating Committee of the Board of Directors currently consists of Messrs. Deixler and Stark. The Nominating Committee nominates members of the Board of Directors and it will consider nominees recommended by shareholders. The Nominating Committee held no meetings during fiscal 1998.

         The Board of Directors has a Compensation/Stock Option Committee which currently consists of Messrs. Deixler and Stark. The function of the Compensation/Stock Option Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, outside directors and consultants, to grant cash and non-cash bonuses to employees and grant non-plan stock options and warrants to employees, outside directors and consultants and to administer employee benefit plans, including all stock option plans of the Company. During the fiscal year ended March 31, 1998, the Compensation/Stock Option Committee held no meetings and took action by unanimous written consent on two occasions.

         The Company's Audit Committee currently consists of Messrs. Stark and Deixler. The function of the Audit Committee is to nominate independent auditors, subject to approval of the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee held one meeting during fiscal 1998.

         The Company formed a Strategic Steering Committee during the fiscal year ended March 31, 1998, which currently consists of Messrs. Deixler, Gray and Stark. The function of the Strategic Steering Committee is to discuss and establish policy with respect to the Company's corporate direction and future growth strategies. The Strategic Steering Committee held one meeting during the fiscal year ended March 31, 1998.

         During the Company's fiscal year ended March 31, 1998, there were seven meetings of the Board of Directors and action taken by unanimous written consent on no occasions. Each of the members of the Board of Directors who is currently a nominee for election attended 75% or more of the meetings of the Board of Directors during fiscal 1998 and attended all of meetings held by the committees on which such nominee served.

Compensation of Directors

         On  September  15, 1997,  each of Stephen M.  Deixler and  Alexander C.
Stark, the Company's non-employee directors, were granted a non-employee director option pursuant to the Company's 1994 Plan to purchase 10,000 shares of Common Stock exercisable as to 2,500 shares upon each three-month anniversary of the date of grant, provided that such individual continues to serve as a non-employee director of the Company on such dates.

         In addition, the Company adopted a policy commencing October 1, 1995, that all non-employee directors traveling more than fifty miles to a meeting of the Board of Directors shall be reimbursed for all reasonable travel expenses.

Executive Officers


         The executive officers of the Company are Stephen B. Gray, President, Chief Executive Officer and Chief Operating Officer, John F. McTigue, Chief Financial Officer and Treasurer, Michael Radomsky, Executive Vice President and Secretary and Robert M. Groll, Vice President-Business Development.



               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth the number of shares of the Company's Common Stock owned by each person or institution who, as of August 10, 1998, owns of record or is known by the Company to own beneficially, more than five (5%) percent of such securities, and by the Company's Named Executive Officers and by its Directors, both individually and as a group, and the percentage of such securities owned by each such person and the group. Unless otherwise indicated, such persons have sole voting and investment power with respect to shares listed as owned by them.

Name and Address                                          Shares Owned                    Percent of Class
----------------                                          ------------                    ----------------

Stephen M. Deixler (1)                                          760,532                         14.1%
371 Eagle Drive
Jupiter, Florida 33477

Stephen B. Gray (2)(10)                                         477,309                          8.8%

Michael Radomsky (3)                                            356,643                          6.6%
8 Zaydee Drive
Edison, New Jersey 08837

                                       -6-


Robert M. Groll (4)                                             100,852                          1.9%
52 Village Lane
Freehold, New Jersey 07728

John F. McTigue (5)(10)                                         100,760                          1.9%

Special Situations Fund, III, L.P.(6)                           855,863                         15.8%

MGP Advisers Limited Partnership (6)                            855,863                         15.8%

AWM Investment Company, Inc. (6)                              1,157,133                         21.4%

Austin W. Marxe (6)                                           1,157,133                         21.4%

Jay Associates LLC (7)                                          480,000                          8.8%
1118 Avenue J
Brooklyn, New York  11230

Alpha Investments LLC (8)                                       336,000                          6.2%
5611 North 16th Street #300
Phoenix, Arizona  85016

Alexander C. Stark (9)(10)                                       85,000                          1.6%

Directors and executive
  officers as a group (6 Persons)                             1,881,096                         34.8%


(1)        Does  not  include  214,436  shares  of  Common  Stock  owned  by Mr.
           Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 27,500 shares of Common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants granted pursuant to a private placement in 1996 (the "1996 Private Placement").

(2)        Includes  400,000  shares  of  Common  Stock  which  may be  acquired pursuant to currently exercisable options granted outside the Company's 1994 Plan. Also includes 77,309 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(3) Includes 90,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted outside the Company's 1994 Plan. Also includes 52,339 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(4) Includes 56,684 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

(5) Includes 100,760 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(6) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware
           corporation ("AWM"), and Austin W. Marxe have filed a Schedule 13G, the latest amendment of which is dated January 27, 1997. All presented information is based on the information contained in the
           Schedule 13G and subsequent information known to the Company. The address of each of the reporting persons is 153 East 53rd Street, New York, New York 10022. The Fund has sole voting and dispositive power with respect to 855,863 shares; MGP has sole dispositive power with respect to 855,863 shares; AWM has sole voting power with respect to 301,270 shares and sole dispositive power with respect to 1,157,133 shares; and Mr. Marxe has sole voting power with respect to 301,270 shares, shared voting power with respect to 855,863 shares and sole dispositive power with respect to 1,157,133 shares. MGP is a general partner of and investment advisor to the Fund. AWM, which is primarily owned by Mr. Marxe, is the sole general partner of MGP. Mr. Marxe, the principal limited partner of MGP and the President of AWM, is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and another fund that beneficially owns shares included in the shares beneficially owned by AWM and Mr. Marxe. Also includes 267,242 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement held by the Fund and MGP and 364,422 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement held by AWM and Mr. Marxe.

(7)        Includes   320,000   shares   issuable  upon  exercise  of  currently
           exercisable  Class  A and  Class  B  Warrants  of  the  1996  Private
           Placement.

(8)        Includes   224,000   shares   issuable  upon  exercise  of  currently
           exercisable  Class  A and  Class  B  Warrants  of  the  1996  Private
           Placement.

(9) Includes 35,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

(10) The address of such person is c/o the Company, 21 Meridian Avenue, Edison, New Jersey 08820.

Section 16(a) Beneficial Ownership Reporting Compliance

         The following persons have failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows: Each of Messrs. Stephen M. Deixler, Stephen P. Roma, Alexander C. Stark and David I. Gould failed to timely file one report on Form 4, disclosing the grant of a non-employee stock option pursuant to the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"). Mr. Gould failed to timely file two reports on Form 4 disclosing the sale of stock. Each of Messrs. Stephen B. Gray, Michael Radomsky, William Whitney and John F. McTigue failed to timely file one report, a Form 4 disclosing the grant of stock option. Mr. William Whitney has filed two late reports on Form 4, disclosing the sale of stock. During the fiscal year ended March 31, 1998, the Company is not aware of other late filings, or failure to file, any other reports required by Section 16(a) of the Exchange Act.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid or accrued by the Company during the three fiscal years ended March 31, 1998, to those individuals who as of March 31, 1998 served as the Company's Chief Executive Officer during fiscal 1998 and to the Company's four most highly compensated officers other than those who served as the Chief Executive Officer during fiscal 1998 (these five executive officers being hereinafter referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                   Annual Compensation                                                     Long Term Compensation
                                                                        Awards                     Payouts

                                                                   Other
                                                                  Annual    Restricted  Securities              All Other
Principal                                                         Compen-      Stock    Underlying     LTIP      Compen-
Position               Year          Salary($)   Bonus($)(3)     sation($)  Award(s)($) Options (#) Payouts($)  sation($)
---------              ----          ---------   -----------     ---------  ----------- ----------- ----------  ---------


Stephen M. Deixler     1998
Chairman, Chief        1997        14,000(1)            --         --          --         10,000       --           --
Executive Officer(1)   1996               --            --         --          --             --       --           --

Stephen B. Gray        1998         252,829                                               75,000
President, Chief       1997         163,386             --         --          --        400,000       --           --
Executive Officer (2), 1996         134,675             --         --          --          2,309       --           --
Chief Operating
Officer

Michael Radomsky       1998         139,858                                               42,839
Executive Vice-        1997         128,773             --         --          --         90,000       --       541(4)
President              1996         122,800             --         --          --          8,208       --     1,047(4)
William H. Whitney     1998         127,980                                               42,839
Chief Technology       1997         128,773             --         --          --         90,000       --     2,318(4)
Officer                1996         122,800             --         --          --          8,136       --     2,152(4)

John F. McTigue (5)    1998          92,482                                              100,760              1,418(4)
V-P, Operations, Chief
Financial Officer, Treasurer
And Assistant Secretary

Mark A. Simmons        1998
V-P, Operations, Chief 1997         116,956             --         --          --         40,000       --     2,105(4)
Financial Officer      1996          92,800             --         --          --          6,579       --     1,612(4)



(1)        The Company  does not have a written  employment  agreement  with Mr.
           Stephen M. Deixler, the Company's Chairman of the Board. However, under an informal agreement, the Company has agreed to pay him $1,000 per day to perform such services as jointly agreed to by the Company and Mr. Deixler, and approved by the Board of Directors. Mr. Deixler ceased to serve as the Chief Executive Officer of the Company on May 19, 1997.

(2) Mr. Gray was elected to serve in the additional capacity as the Chief Executive Officer of the Company on May 19, 1997. Compensation for Mr. Gray includes payments he earned as consultant to the Company in the amount of $42,000. Mr. Gray served as a consultant to the Company prior to the time he became a full-time employee pursuant to his employment agreement with the Company dated March 27, 1995.

(3) Represents compensation earned under the Company's Incentive Bonus Plan for the fiscal year ended March 31, 1995 (the "Incentive Plan"). The Incentive Plan covers all Company employees and was effective as of October 1, 1994. The Incentive Plan is based on achievement in three specific areas - Company revenue, Company operating income, and individual/ departmental objectives.

(4)        Represents contribution of the  Company  under the  Company's  401(k)
           Plan.

(5) Represents compensation for the period from July 2, 1997 (date of hire) through March 31, 1998.

                        Option Grants in Fiscal Year 1998

The following table sets forth certain information concerning stock option grants during the year ended March 31, 1998 to the Named Executive Officers:


                                Individual Grants

                                                       Percent
                               Number of               of Total
                               Securities              Options                  Exercise
                               Underlying              Granted to               or Base
                               Options                 Employees in             Price                Expiration
Name                           Granted(#)              Fiscal Year              ($/Sh)               Date
----                           ----------              -----------              ------               ----

Stephen M. Deixler             10,000(1)                     N/A                $1.50                9/17/01

Stephen B. Gray                75,000(2)                    4.2%                $1.75                05/04/07

Michael Radomsky               42,839(2)                    2.4%                $1.75                05/04/07

William H. Whitney             42,839(2)                    2.4%                $1.75                05/04/07

John F. McTigue                70,760(2)                    3.9%                $1.34                07/02/07

                               30,000                       2.5%                $1.34                07/02/07



(1) Represents stock options granted to Mr. Deixler under the 1994 Stock Option Plan in consideration of his service to the Company as a director.

(2) Represent options issued under a Time Accelerated Restricted Stock Award Program (TARSAP).

                 Aggregated Option Exercises in Fiscal Year 1998
                        and Fiscal Year-End Option Values

              The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 1998 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 1998.


                                                                                               Value of
                                                                Number of Securities           Unexercised
                                                                Underlying Unexer-             In-the-Money
                             Shares                             cised Options                  Options at
                             Acquired on         Value          at FY-End(#)                   FY-End($)(1)
Name                         Exercise (#)        Realized($)    Exercisable/Unexercisable      Exercisable/Unexercisable
----                         ------------        -----------    -------------------------      --------------------------

Stephen M. Deixler           --                  --             27,500/2,500                   $22,625/$3,275

Stephen B. Gray              --                  --             477,309/0                      $725,250/$0

Michael Radomsky             --                  --             142,239/0                      $192,007/$0

William H. Whitney           --                  --             142,184/0                      $192,018/$0

John F. McTigue              --                  --             100,760/0                      $145,094/$0

-----------------------


(1) The average price for the Common Stock as reported by the National Quotation Bureau on March 31, 1998 was $2.78 per share. Value is calculated on the basis of the difference between the option exercise price and $2.78 multiplied by the number of shares of Common Stock underlying the options.


Compensation of Directors

         On September 17, 1997, Stephen M. Deixler and Alexander C. Stark, the Company's non-employee directors, were each granted a non-employee director option. Pursuant to the Company's 1994 Plan, each Director received an option to purchase 10,000 shares of Common stock exercisable as to 2,500 shares upon each three-month anniversary of the date of grant, provided that such individual continues to serve as a non-employee director of the Company on such dates.

         In addition, the Company adopted a policy commencing October 1, 1995, that all non-employee directors traveling more than fifty miles to a meeting of the Board of directors shall be reimbursed for all reasonable travel expenses.

Employment Contracts, Termination of Employment and Change of Control
Arrangements

         The Company has no employment agreements other than an employment agreement dated April 1, 1998 with Stephen B. Gray, the Company's Chief Executive Officer and President pursuant to which Mr. Gray receives (i) salary of $225,000 per annum for a term of two (2) years (the "Term"), (ii) a $30,000 on-time signing bonus and (iii) up to (x) $25,000 per annum during the Term and
(y) 60,000 stock options per annum during the Term as performance-related bonuses.

                              CERTAIN TRANSACTIONS

         Mr. David I. Gould, formerly an executive officer and director of the Company entered into a consulting agreement with the Company, that became effective on May 1, 1995 upon the expiration date of his employment agreement on April 30, 1995. The consulting agreement provides for a four-year term, with an automatic one year renewal, and compensation at the rate of $1,000 per day for services provided. The consulting agreement further provides that Mr. Gould will not receive less than $40,000 nor more than $220,000 per year, and that the rendering of any services above $40,000 must be with the prior approval of the Company. During fiscal 1998, Mr. Gould was paid $40,000 under this agreement.

         In April 1996, the Company completed the 1996 Private Placement to accredited investors of an aggregate of 1,101,467 Units for gross proceeds of $1,376,933.75, each Unit consisting of one share of Common Stock and one Class A Warrant and one Class B Warrant, each of which are exercisable into one share of Common Stock. Stephen M. Deixler, an executive officer and a director of the Company, who held preemptive rights to purchase Units in this offering, purchased 26,665 Units at a price of $1.25 per Unit for the aggregate consideration of $33,331.25 Additionally, in connection with the 1996 Private Placement, Special Situations Fund III, L.P., also the holder of preemptive rights, purchased 133,621 Units at $1.25 for the aggregate consideration of $167,026.25.

         In September 1995, the Company formed a wholly-owned subsidiary, MicroFrame Europe N.V., which, in turn, acquired all of the issued and outstanding shares of capital stock of European Business Associates BVBA ("EBA") of Brussels, Belgium from Marc Kegelaers, its sole shareholder. In connection with such acquisition, MicroFrame Europe N.V. entered into a consulting agreement with Mr. Kegelaers for a term of five years. The consulting agreement provides for a consulting fee in the aggregate sum of U.S. $75,000 annually, with annual 5% increases over the term, as well as the reimbursement of certain expenses during the term.

                                 PROPOSAL NO. 2
                           RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS


         The Board of Directors has selected the accounting firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the year ending March 31, 1999 and proposes the ratification of such decision. PricewaterhouseCoopers LLP has served as the principal independent accountants of the Company since January 30, 1996 and is familiar with the business and operations of the Company, and is intended to continue to serve for the year ending March 31, 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

         The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Company for the year ending March 31, 1999.


                              SHAREHOLDER PROPOSALS

         Shareholders who wish to include proposals for action at the Company's 1999 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than April 1, 1999. Such proposals should be addressed to the Company's Secretary.


                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


                          ANNUAL REPORT TO SHAREHOLDERS

         The Company's 1998 Annual Report to Shareholders has been mailed to shareholders simultaneously with the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MICHAEL RADOMSKY, MICROFRAME, INC., 21 MERIDIAN ROAD, EDISON, NEW JERSEY 08820.

                                                   By Order of the Board of
                                                   Directors


                                                   /s/ Michael Radomsky
                                                   -----------------------------
                                                   Michael Radomsky, Secretary

Edison, New Jersey
August 17, 1998

         SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                            MICROFRAME, INC.                         PROXY

                  (Solicited on behalf of the Board of Directors)
     The undersigned holder of Common Stock of MICROFRAME, INC., revoking all proxies heretofore given, hereby constitutes and appoints Stephen B. Gray and John F. McTigue and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1998 Annual Meeting of Shareholders of MICROFRAME, INC. to be held at the offices of the corporation at 21 Meridan Road, Edison, New Jersey, on September 15, 1998 at 10:00 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

     Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors and (ii) FOR the ratification and approval of the appointment of PricewaterhouseCoopers LLP, as the Company's independent auditors for the fiscal year ending March 31, 1999 and in accordance with their discretion on such other matters as may properly come before the meeting.

         The Board of Directors Recommends a Vote FOR all listed nominees.

1. Election of four directors-FOR all nominees listed (except as marked to the listed nominees contrary)
                                  [  ]

    WITHHOLD AUTHORITY to vote for all below

                                  [  ]

 Nominees: Stephen M. Deixler, Stephen B. Gray, Michael Radomsky and
           Alexander C. Stark, Jr.

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

             PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

2.         The    ratification    and   approval   of   the    appointment    of
           PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

                 FOR                    AGAINST        ABSTAIN

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

   The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, FOR the ratification and approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 1999 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                          Dated:  _____________________, 1998

                                          ----------------------------------

                                          ----------------------------------
                                          Signature(s)



                                        (Signature(s) should conform to names as
                                        registered.  For jointly  owned  shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)